AMENDING AGREEMENT

to the

PARTICIPATION AND OPERATING AGREEMENT

This Amending Agreement (this “Amendment”) made as of February 1, 2012 (the “Effective Date”), between:

EERG Energy ULC, a wholly owned subsidiary of Eternal Energy Corp. (hereinafter called “Eternal”), a corporation incorporated pursuant to the laws of the Province of Alberta;

and

AEE Canada Inc., a wholly owned subsidiary of American Eagle Energy, Inc. (hereinafter called “American Eagle”), a corporation incorporated pursuant to the laws of the Province of Alberta;

and

PASSPORT ENERGY INC. (hereinafter called “Passport”), a corporation formed pursuant to the laws of British Columbia.

WHEREAS the parties entered into a Participation and Operating Agreement dated April 15, 2011 (the “Agreement”) whereby the Farmors agreed to grant Passport a Working Interest in the Joint Lands;

AND WHEREAS Eternal, as the Operator, drilled the Test Well on the Joint Lands and Passport earned a 25% Working Interest in and to the Test Well pursuant to the terms and conditions of the Agreement;

AND WHEREAS Eternal, as the Operator, gave notice of its intention to drill the Option Well on the Option Lands;

AND WHEREAS Passport has acknowledged receipt of Eternal’s notice to drill the Option Well and has now elected to participate in the drilling of the Option Well, subject to the amendments to the allocation of the Completion Costs and Working Interests of the Parties, and such other amendments to the Agreement as hereby agreed by the Parties, all as further set forth in this Amendment;

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the Parties, the Parties hereby agree as follows:

Article 1

amendments

From and after the Effective Date, the Parties agree and acknowledge that the Agreement is hereby amended as follows:

1.1	Amendments to the Definitions

(a)	The definition of “AMI Interest” as set forth in Section 1.1(b) of the Agreement shall be deleted in its entirety and replaced with the following:

“AMI Interest” means the following ownership percentages of each of the Parties granted in respect of the AMI Lands pursuant to Article 7 of this Agreement:

(i)	with respect to Passport, a 15% interest ;

(ii)	with respect to Eternal, 42.5% interest; and

(iii)	with respect to American Eagle, 42.5% interest;”.

(b)	The definition of “Option Well” as set forth in Section 1.1(s) of the Agreement shall be amended to mean the Hardy 3D14-17-3A3-17-4-21 Well.

1.2	Amendments to the Schedules

Schedule “A” of the Agreement shall be deleted in its entirety and replaced with Schedule “A” attached and incorporated into to this Amendment, which Schedule “A” shall replace and supersede the version of Schedule “A” attached to the Agreement.

1.3	Amendments to the Costs of the Option Well

Section 4.4(a) of the Agreement is deleted in its entirety and replaced with the following:

“4.4 Costs of Option Well

(a) In the event that Passport has elected to participate in the Option Well pursuant to Section 4.1(a), Passport shall pay Eternal 23.1% of the Estimated Drilling Costs to be incurred by Eternal with respect to the Option Well on or before January 27, 2012. Thereafter, on or before that day which is 20 days after the date on which Passport receives from Eternal the summary of the actual Completion Costs incurred by Eternal with respect to the Test Well,

(i) Passport shall promptly pay to Eternal 23.1% of the difference between the Completion Costs and the Estimated Drilling Costs for the Option Well, if the Completion Costs exceed the Estimated Drilling Costs; or

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(ii) Eternal shall promptly reimburse Passport 23.1% of the difference between the Estimated Drilling Costs and the Completion Costs for the Option Well, if the Completion Costs are less than the Estimated Drilling Costs.”

1.4	Amendments to Earning of the Option Well

Section 4.5(a) of the Agreement is deleted in its entirety and replaced with the following:

“4.5 Earning

(a) Where the Farmors have elected to drill the Option Well pursuant to Section 4.1(a), upon the drilling of the Option Well to Contract Depth and Completion, Capping or Abandonment of the Test Well, and subject to Eternal receiving payment pursuant to Section 4.4 (a) above:

(i) Eternal shall transfer an undivided 7.5% Working Interest in the Option Well and in Sections 17 and 18 in Township 4, Range 21 W2M of the Option Lands to Passport;

(ii) American Eagle shall transfer an undivided 7.5% Working Interest in the Option Well and in Sections 17 and 18 in Township 4, Range 21 W2M of the Option Lands to Passport;

(iii) Eternal shall transfer an undivided 3.75% Working Interest in the W½ of Section 5 and all of Section 6 in Township 4, Range 21 W2M of the Option Lands to Passport; and

(iv) American Eagle shall transfer an undivided 3.75% Working Interest in the W½ of Section 5 and all of Section 6 in Township 4, Range 21 W2M of the Option Lands to Passport.

(b) As a result of the transfers noted in Section 4.5(a) above, the resulting Working Interests of the Parties in and to the Option Well and the applicable Option Lands and all Petroleum Substance received therefrom shall be as follows:

(i) With respect to Eternal:

(A) a 42.5% Working Interest in the Option Well and in Sections 17 and 18 in Township 4, Range 21 W2M of the Option Lands; and

(B) a 46.25 % Working Interest in the W½ of Section 5 and all of Section 6 in Township 4, Range 21 W2M of the Option Lands.

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(ii) With respect to American Eagle:

(A) a 42.5% Working Interest in the Option Well and in Sections 17 and 18 in Township 4, Range 21 W2M of the Option Lands; and

(B) a 46.25 % Working Interest in the W½ of Section 5 and all of Section 6 in Township 4, Range 21 W2M of the Option Lands.

(iii) With respect to Passport:

(A) a 15% Working Interest in the Option Well and in Sections 17 and 18 in Township 4, Range 21 W2M of the Option Lands; and

(B) a 7.5% Working Interest in the W½ of Section 5 and all of Section 6 in Township 4, Range 21 W2M of the Option Lands.”

1.5	Amendments to the Cost and Earning of the Disposal

Sections 5.2 and 5.3 of the Agreement are deleted in their entirety and replaced with the following:

“5.2 Cost of Water Disposal Well

In the event that Passport has elected to participate in the conversion of the Water Disposal Well pursuant to Section 5.1, upon receipt of invoice from Eternal for the estimated conversion costs of the Water Disposal Well, Passport shall pay Eternal 23.1% of the estimated conversion costs to be incurred by Eternal with respect to conversion of the Water Disposal Well. Thereafter, on or before that day which is 20 days after the date on which Passport receives from Eternal the summary of the actual conversion completion costs incurred by Eternal with respect to conversion of the Water Disposal Well,

(a) Passport shall pay to Eternal 23.1% of the difference between the actual conversion completion costs and the estimated conversion costs for the Water Disposal Well, if the actual costs exceed the estimated costs; or

(b) Eternal shall reimburse Passport 23.1% of the difference between the estimated costs and the actual costs for the Water Disposal Well, if the actual costs are less than the estimated costs.

“5.3 Earning

Upon completion of conversion of the Water Disposal Well, and subject to Eternal receiving payment pursuant to Section 5.2 above:

(a) Eternal shall transfer an undivided 7.5% Working Interest in the Water Disposal Well to Passport; and

(b) American Eagle shall transfer an undivided 7.5% Working Interest in the Water Disposal Well to Passport.

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As a result of the transfers noted above, the resulting Working Interests of the Parties in and to the Water Disposal Well and all proceeds received therefrom shall be as follows:

(a) With respect to Eternal a 42.5% Working Interest;

(b) With respect to American Eagle a 42.5% Working Interest; and

(c) With respect to Passport a 15% Working Interest.

Each of the Farmors shall do all other acts and things necessary to transfer and to evidence the transfer of such Working Interest, including the entering into of an assignment agreement on terms satisfactory to the Parties, acting reasonably.”

Article 2
RATIFICATION AND CONFIRMATION

2.1	Participation and Operating Agreement

Except as expressly amended hereby, the Agreement, as amended, is hereby ratified and confirmed and the Parties acknowledge that it continues in full force and effect in all respects.

Article 3
GENERAL

3.1	Governing Law

This Amendment shall, in all respects, be subject to, interpreted, construed and enforced in accordance with and under the laws of the Province of Alberta and the laws of Canada applicable therein. The Parties irrevocably attorn and submit to the exclusive jurisdiction of the courts of Alberta and the courts of appeal therefrom in respect of all matters arising out of or in connection with this Amendment. To the extent that the fact that the Lands lie within the Province of Saskatchewan requires the application of the laws in force in the Province of Saskatchewan, such laws shall be adduced as evidence in the Alberta courts having jurisdiction in respect of a dispute arising hereunder.

3.2	Further Assurances

From time to time, as and when reasonably requested by any Party, the other Party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further and other actions to implement or give effect to this Amendment.

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3.3	Entire Agreement

This Amendment supersedes any and all other agreements, documents, writings and verbal understandings between the Parties relating to the subject matter hereof and expresses the entire agreement of the Parties with respect to the subject matter hereof.

3.4	Severability

If any covenant or condition contained in this Amendment is determined to be, in whole or in part, invalid or unenforceable by reason of any rule of law or public policy, such invalidity or unenforceability will not affect the validity or enforceability of any other covenant or provision, such partial invalidity or unenforceability shall not affect the validity or enforceability of the remainder of such covenant or provision and such invalid or unenforceable covenant or provision or portion thereof, as the case may be, shall be severable from the remainder of this Amendment.

3.5	Enurement

This Amendment shall be binding upon and enure to the benefit of the Parties and their respective successors and assigns.

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3.6	Counterpart Execution

This Amendment may be executed by facsimile and in counterpart, all of which, when taken together, shall be deemed one and the same instrument.

IN WITNESS WHEREOF the Parties have executed this Agreement as of the day and year first above written.

EERG Energy ulc .

By:
[Name]
[Title]

By:
[Name]
[Title]

AEE Canada INC.

By:
[Name]
[Title]

By:
[Name]
[Title]

PASSPORT ENERGY INC.

By:
[Name]
[Title]

By:
[Name]
[Title]

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SCHEDULE “A”

to Participation and Operating Agreement
dated April 15, 2011, as amended, between
EERG Energy ULC., AEE Canada Inc. and Passport Energy Inc.

JOINT AND OPTION LANDS, TITLE DOCUMENTS, WORKING INTEREST
AND ENCUMBRANCES

Joint Lands:

Joint Lands	Title Documents	Working Interest	Encumbrances
E½ and SW¼ of Section 4, W½ of Section 9, W½ of Section 16 and W½ of Section 21 in Township 4, Range 21 W2M		- AEE Canada Inc. – 50% - EERG Energy ULC. – 50%	- 9% GORR to Crescent Point Energy - 1.75% GORR to Fairway Resources LLP - .25% GORR to Tom Lantz - 1% GORR to Richard Findley - Saskatchewan Crown Royalties and Mineral Taxes

Option Lands:

Option Lands	Title Documents	Working Interest	Encumbrances
W½ of Section 5 and all of Sections 6, 17 and 18 in Township 4, Range 21 W2M		- AEE Canada Inc. – 50% - EERG Energy ULC. – 50%	- 9% GORR to Crescent Point Energy - 1.75% GORR to Fairway Resources LLP - .25% GORR to Tom Lantz - 1% GORR to Richard Findley - Saskatchewan Crown Royalties and Mineral Taxes

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